EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 30, 2003


  RIG NAME            WD          DESIGN               LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM              Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM           Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean America        5,500'    Ocean Odyssey                GOM           Contracted              Devon
----------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM           Contracted          Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM              Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM           Contracted               BP
----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
----------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM           Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM           Contracted        Walter Oil & Gas

----------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM           Contracted              LLOG
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                  GOM      Shipyard preparing for       DODI
                                                                          PEMEX work
----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted        Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM              Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg              GOM           Contracted            ADTI/Tana
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg              GOM           Contracted          Stone Energy
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg              GOM           Contracted          Entre/Howard
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg              GOM           Contracted           BP America
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg              GOM           Contracted          Taylor Energy
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg              GOM           Contracted             El Paso
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg              GOM           Contracted          ADTI/Newfield
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM      Shipyard for cantilever      DODI
                                                                            upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg              GOM           Contracted             Denbury
                               Cantilever
----------------------------------------------------------------------------------------------------------------


                                      1

----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
----------------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM           Contracted              PEMEX
----------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                     GOM           Contracted              PEMEX
----------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced            GOM           Contracted              PEMEX
                               Pacesetter
----------------------------------------------------------------------------------------------------------------

AFRICA
----------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000              South Africa       Contracted           Forest Oil
----------------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea           Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711   North Sea        Contracted              Shell
                               Series
----------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea        Contracted            Talisman
----------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea           Idle                 DODI
----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class             Australia        Contracted              Inpex
----------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia        Contracted             Santos
----------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam            Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia        Contracted             Unocal
----------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore        Contracted             Murphy
----------------------------------------------------------------------------------------------------------------

BRAZIL
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy        Brazil          Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                   Brazil          Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class             Brazil          Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------


                                       2

INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------------
Ocean Clipper       7,500'     DP Fluor/Mitsubishi        Brazil          Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg          Indonesia           Idle                 DODI
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg          Indonesia           Idle                 DODI
                               Cantilever
----------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
----------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa       Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM          Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                                                                   EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 30, 2003


  RIG NAME               CURRENT TERM        DAYRATE (000S)    START DATE
-----------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------
Ocean Quest                      -                  -                 -
-----------------------------------------------------------------------------------
Ocean Star             nine month term work     mid 80's      early March 2003
-----------------------------------------------------------------------------------
Ocean America                one well          upper 60's      early June 2003
-----------------------------------------------------------------------------------
Ocean Valiant          one well plus option     mid 50's     late September 2003
-----------------------------------------------------------------------------------
Ocean Victory                    -                  -                 -
-----------------------------------------------------------------------------------
Ocean Confidence          five-year term          170's      early January 2001
-----------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------
Ocean Concord           second of two wells     mid 40's       early July 2003
-----------------------------------------------------------------------------------
Ocean Lexington      first of two wells plus    low 40's      late August 2003
                              option
-----------------------------------------------------------------------------------
Ocean Saratoga         one well plus option     low 40's      late August 2003
-----------------------------------------------------------------------------------
Ocean Yorktown                   -                  -                 -
-----------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------
Ocean Crusader          second of two wells     low 20's       late June 2003
-----------------------------------------------------------------------------------
Ocean Drake                      -                  -                 -
-----------------------------------------------------------------------------------
Ocean Columbia               one well           mid 20's       mid August 2003
-----------------------------------------------------------------------------------
Ocean Spartan                one well           mid 20's       late July 2003
-----------------------------------------------------------------------------------
Ocean Spur             first of three wells    upper 20's     late August 2003
-----------------------------------------------------------------------------------
Ocean King                multiple wells        low 30's      early April 2003
-----------------------------------------------------------------------------------
Ocean Nugget           first of three well      mid 20's     mid September 2003
                            extension
-----------------------------------------------------------------------------------
Ocean Summit         second of three wells     upper 20's     late August 2003
                          plus option
-----------------------------------------------------------------------------------
Ocean Warwick          one well plus option      mid 20's      late August 2003
-----------------------------------------------------------------------------------
Ocean Titan                      -                  -                 -
-----------------------------------------------------------------------------------
Ocean Tower          second of four wells plus   mid 30's      late August 2003
                            option
-----------------------------------------------------------------------------------


                                      1

-----------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------
Ocean Ambassador        four year term work     mid 50's       late July 2003
-----------------------------------------------------------------------------------
Ocean Whittington       four year term work     low 60's       late July 2003
-----------------------------------------------------------------------------------
Ocean Worker            four year term work    upper 60's      mid August 2003
-----------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------
Ocean Patriot          100 days plus option     mid 50's        mid September
-----------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------
Ocean Nomad                      -                  -                 -
-----------------------------------------------------------------------------------
Ocean Guardian       one year plus one year     low 50's      early April 2003
                            option
-----------------------------------------------------------------------------------
Ocean Princess              second well         low 40's        late May 2003
-----------------------------------------------------------------------------------
Ocean Vanguard                   _                  _                 _
-----------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------
Ocean Bounty         three wells plus option    low 70's        mid June 2003
                             for two
-----------------------------------------------------------------------------------
Ocean Epoch            one well plus option     low 60's     mid September 2003
-----------------------------------------------------------------------------------
Ocean General                    -                  -                 -
-----------------------------------------------------------------------------------
Ocean Baroness         400 days plus option       110's        late March 2003
-----------------------------------------------------------------------------------
Ocean Rover           Three wells plus option     110s          mid July 2003
-----------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------
Ocean Yatzy          five-year term plus option   120's      early November 1998
-----------------------------------------------------------------------------------
Ocean Winner            one year extension      low 60's     early November 2002
-----------------------------------------------------------------------------------
Ocean Alliance          four-year contract        110's     early September 2000
-----------------------------------------------------------------------------------


                                        2

INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------
Ocean Clipper          one-year extension        100's       mid February 2003
-----------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------
Ocean Sovereign                 -                  -                 -
-----------------------------------------------------------------------------------
Ocean Heritage                  -                  -                 -
-----------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------
Ocean Liberator                  -                  -                 -
-----------------------------------------------------------------------------------
Ocean Century                    -                  -                 -
-----------------------------------------------------------------------------------
Ocean Prospector                 -                  -                 -
-----------------------------------------------------------------------------------
Ocean Champion                   -                  -                 -
-----------------------------------------------------------------------------------
Ocean Endeavor                   -                  -                 -
-----------------------------------------------------------------------------------
Ocean Voyager                    -                  -                 -
-----------------------------------------------------------------------------------
Ocean New Era                    -                  -                 -
-----------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                                                                   EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 30, 2003


 RIG NAME              ESTIMATED END DATE    FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------
Ocean Quest                        -            available.
-------------------------------------------------------------------------------------------------
Ocean Star                 late October 2003    available.
-------------------------------------------------------------------------------------------------
Ocean America              mid October 2003     available.
-------------------------------------------------------------------------------------------------
Ocean Valiant             late November 2003    available.
-------------------------------------------------------------------------------------------------
Ocean Victory                      -            available.
-------------------------------------------------------------------------------------------------
Ocean Confidence          early January 2006    available.
-------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------
Ocean Concord              mid November 2003    one well extension; available.
-------------------------------------------------------------------------------------------------
Ocean Lexington           early November 2003   available.

-------------------------------------------------------------------------------------------------
Ocean Saratoga            late September 2003   available.
-------------------------------------------------------------------------------------------------
Ocean Yorktown                     -            1,371 day contract with PEMEX in mid 40's
                                                beginning Oct. 25, 2003 and ending mid July 2007;
                                                available.
-------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------
Ocean Crusader            early November 2003   One well plus option with Stone in mid 20's
                                                beginning early November and ending mid January 2004;
                                                available.
-------------------------------------------------------------------------------------------------
Ocean Drake                        -            Survey; available early Oct.
-------------------------------------------------------------------------------------------------
Ocean Columbia             mid October 2003     One well with ADTI/Seneca in upper 20's beginning
                                                mid October and ending late October 2003; available.
-------------------------------------------------------------------------------------------------
Ocean Spartan              late October 2003    available.
-------------------------------------------------------------------------------------------------
Ocean Spur                 mid October 2003     available.
-------------------------------------------------------------------------------------------------
Ocean King                 late October 2003    available.
-------------------------------------------------------------------------------------------------
Ocean Nugget               mid December 2003    available.
-------------------------------------------------------------------------------------------------
Ocean Summit               late October 2003    available.
-------------------------------------------------------------------------------------------------
Ocean Warwick              late September 2003  One well plus option with Murphy in upper 20's beginning late September and ending late December
                                                2003;  available.
-------------------------------------------------------------------------------------------------
Ocean Titan                        -            Cantilever upgrade ending mid December 2003.
-------------------------------------------------------------------------------------------------
Ocean Tower                late December 2003    available.
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------
Ocean Ambassador           mid December 2007    available.
-------------------------------------------------------------------------------------------------
Ocean Whittington         early October 2006    available.
-------------------------------------------------------------------------------------------------
Ocean Worker                late July 2007      available.
-------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------
Ocean Patriot             late December 2003    available.
-------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------
Ocean Nomad                        -            available.
-------------------------------------------------------------------------------------------------
Ocean Guardian              late March 2004     available.
-------------------------------------------------------------------------------------------------
Ocean Princess            early November 2003   First option declared plus option with Talisman
                                                in low 40s beginning early November 2003 and ending
                                                mid January 2004.
-------------------------------------------------------------------------------------------------
Ocean Vanguard                     _            available.
-------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------
Ocean Bounty                mid March 2004      available.

-------------------------------------------------------------------------------------------------
Ocean Epoch                mid December 2003    available.
-------------------------------------------------------------------------------------------------
Ocean General                      -            Standby for PetroVietman; available.
-------------------------------------------------------------------------------------------------
Ocean Baroness              early May 2004      available.
-------------------------------------------------------------------------------------------------
Ocean Rover               late December 2003    available.
-------------------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------------------
Ocean Yatzy               early November 2003   Scheduled for survey in 4th Qtr. Estimated downtime
                                                30 days.
-------------------------------------------------------------------------------------------------
Ocean Winner               late October 2004    Scheduled for survey in 4th Qtr. Estimated downtime
                                                60 days.
-------------------------------------------------------------------------------------------------
Ocean Alliance           early September 2004   Scheduled for survey in 1st Qtr. '04 Estimated
                                                downtime 60 days.
-------------------------------------------------------------------------------------------------



INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------
Ocean Clipper            early January 2004    available.
-------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------
Ocean Sovereign                   -            available.
-------------------------------------------------------------------------------------------------
Ocean Heritage                    -            available.
-------------------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------------------
Ocean Liberator                    -            Cold stacked Nov. '02.
-------------------------------------------------------------------------------------------------
Ocean Century                      -            Cold stacked July '98.
-------------------------------------------------------------------------------------------------
Ocean Prospector                   -            Cold stacked Oct. '99.
-------------------------------------------------------------------------------------------------
Ocean Champion                     -            Cold Stacked Feb. '02.
-------------------------------------------------------------------------------------------------
Ocean Endeavor                     -            Cold stacked March '02.
-------------------------------------------------------------------------------------------------
Ocean Voyager                      -            Cold stacked March '02.
-------------------------------------------------------------------------------------------------
Ocean New Era                      -            Cold stacked Dec. '02.
-------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3